                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 14, 2002





                          QUINTILES TRANSNATIONAL CORP.
             (Exact name of registrant as specified in its charter)


 NORTH CAROLINA                  000-23520                     56-1714315
 (State or other           (Commission File No.)             I.R.S. Employer
  jurisdiction                                            Identification Number
of incorporation)



             4709 CREEKSTONE DRIVE, RIVERBIRCH BUILDING, SUITE 200,
                       DURHAM, NORTH CAROLINA 27703-8411
                    (Address of principal executive offices)



                                 (919) 998-2000
              (Registrant's telephone number, including area code)


                                       N/A
          (Former name or former address, if changed since last report)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.*

         (c) Exhibits

Exhibit Number    Description of Exhibit
--------------    ----------------------

99.01             Press Release, dated October 14, 2002, of Quintiles
                  Transnational Corp.

ITEM 9. REGULATION FD DISCLOSURE.*

            On October 14, 2002, Quintiles Transnational Corp. (the "Company") issued a press release announcing that an entity wholly owned by Dennis Gillings, the Company's Chairman of the Board and Founder, has made a non-binding proposal to acquire all of the outstanding shares of the Company. A copy of the press release is attached hereto as Exhibit 99.01 and incorporated by reference herein.






* The information in this Current Report on Form 8-K, including the exhibits, is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section. Furthermore, the information in this Current Report on Form 8-K, including the exhibits, shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            QUINTILES TRANSNATIONAL CORP.



                                            By:  /s/ James L. Bierman
                                               -----------------------------
Dated: October 15, 2002                          James L. Bierman
                                                 Chief Financial Officer